THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C
Multi-Fund® Individual Variable Annuity Contracts

Supplement dated June 8, 2021

The purpose of this supplement is to clarify certain information contained in your individual annuity contract. All other provisions outlined in your prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.

LVIP Delaware Diversified Floating Rate Fund. The information about the “Standard Class” share class of the LVIP Delaware Diversified Floating Rate Fund should be replaced with the “Service Class”. The expense and fund performance information for the LVIP Delaware Diversified Floating Rate Fund – Service Class is as follows:

	Average Annual Total Return (as of 12/31/2020)
Current Expense	1 Year	5 Year	10 Year
0.88%*	1.12%	1.94%	1.30%
*This fund is subject to an expense reimbursement or fee waiver. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.

There are no changes to the fund investment objectives. All other information about the fund can be found in the fund’s prospectus.

Please retain this supplement for future reference.